Exhibit 99.2

Rubicon Financial Incorporated Announces Additional $1,000,000 Financing and Hiring of Chief Financial Officer

Thursday March 8, 9:30 am ET

IRVINE, Calif.--(BUSINESS WIRE)--Rubicon Financial Incorporated (OTCBB: RBCF - News) today announced the closing of an additional private placement in the fourth quarter of 2006 for an aggregate of $1,000,000 through the sale and issuance of 500,000 shares of restricted Common Stock at a purchase price per share of $2.00.

Proceeds from this financing are anticipated to be used for general working capital, acquisitions, executive recruitment and potential funding of new financial service divisions of Rubicon.

"These additional funds are anticipated to greatly enhance our ability to execute on our business model to become a diversified financial services company," said Rubicon CEO, Joe Mangiapane.

Rubicon also announced the hiring of Michael Sederoff as its Chief Financial and Chief Operating Officer. Mr. Sederoff brings over 25 years in financial and operating experience, predominantly in the real estate, mortgage brokering, insurance and high tech industries, to Rubicon.

Mr. Sederoff, age 53, prior to joining Rubicon, worked at Security Pacific Financial as their Chief Financial Officer from 2001 through January 2007. Additionally, Mr. Sederoff has held senior executive positions at TRW, Inc., Nortel, Inc. and Sony Electronics. Furthermore, he has held the position of Executive Vice President, Chief Financial Officer, and Chief Operating Officer of three publicly traded high tech corporations. Mr. Sederoff graduated from McGill University with a Bachelor of Commerce degree in Accounting/Finance and Masters Degree in Business Administration (MBA) in Finance and Computer Science. Mr. Sederoff is a Certified Management Accountant (CMA).

"Obviously we are very pleased to have a CFO with the corporate breadth and financial experience that Mr. Sederoff brings to our management team," stated Mr. Mangiapane. "At a time when we are poised to expand our development and implementation plans in the financial services industry, it is reassuring to have a CFO with proven skills in corporate development."

About Rubicon:

Rubicon Financial Incorporated is a publicly-traded holding company that intends to acquire private companies in the financial services industry and leverage their strengths within a holding company structure. Rubicon currently has several letters of intent to acquire private companies that it plans to execute in the near future.

Forward-Looking Statements:

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21B of the Securities Exchange Act of 1934. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be "forward-looking statements."

Such statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Such statements involve risks and uncertainties, including but not limited to: the actual use of the proceeds from the private placement; the ability of Rubicon to execute its business plan and become a diversified financial services company; the successful acquisition of financial services companies; any implied or perceived benefits resulting from Mr. Sederoff's experience; stated or implied capabilities of Mr. Sederoff; any other effects resulting from Mr. Sederoff's appointment; risks and effects of legal and administrative proceedings and government regulation; future financial and operational results; competition; general economic conditions; and the ability to manage and continue growth. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

Important factors that could cause actual results to differ materially from the forward-looking statements Rubicon makes in this press release include market conditions and those set forth in reports or documents it files from time to time with the Securities and Exchange Commission. Rubicon undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact:

Rubicon Financial Incorporated

Joe Mangiapane, 949-798-7220